                                  Exhibit 99.1

     Series 1997-2 Monthly Certificateholders' Statement for the month of December 2001

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

     Date of the Certificate                                January 10, 2002
     Monthly Period ending:                                 December 31, 2001
     Determination Date                                     January 10, 2002
     Distribution Date                                      January 15, 2002

------------------------------------------------------------------------------------------------------------------------------
                                                            General
==============================================================================================================================
201  Amortization Period                                                                                  No            201
202  Early Amortization Period                                                                            No            202
203  Class A Investor Amount paid in full                                                                 No            203
204  Class B Investor Amount paid in full                                                                 No            204
205  Collateral Indebtedness Amount paid in full                                                          No            205
206  Saks Incorporated is the Servicer                                                                    Yes           206

------------------------------------------------------------------------------------------------------------------------------
                                                        Investor Amount
==============================================================================================================================
                                                                        as of the end of            as of the end of
                                                                        the prior Monthly              the relevant
                                                                              Period                 Monthly Period
                                                                        -----------------           ----------------
207  Series 1997-2 Investor Amount                                        $ 235,300,000     207(a)    $235,300,000      207(b)
208     Class A Investor Amount                                           $ 180,000,000     208(a)    $180,000,000      208(b)
209     Class B Investor Amount                                           $  20,000,000     209(a)    $ 20,000,000      209(b)
210     Collateral Indebtedness Amount                                    $  21,000,000     210(a)    $ 21,000,000      210(b)
211     Class D Investor Amount                                           $  14,300,000     211(a)    $ 14,300,000      211(b)

212  Series 1997-2 Adjusted Investor Amount                               $ 235,300,000     212(a)    $235,300,000      212(b)
213     Class A Adjusted Investor Amount                                  $ 180,000,000     213(a)    $180,000,000      213(b)
214        Principal Account Balance                                      $           -     214(a)    $         --      214(b)
215     Class B Adjusted Investor Amount                                  $  20,000,000     215(a)    $ 20,000,000      215(b)

216     Class A Certificate Rate                                                                           6.50000%     216
217     Class B Certificate Rate                                                                           6.69000%     217
218     Collateral Indebtedness Interest Rate                                                              2.49563%     218
219     Class D Certificate Rate                                                                           2.77063%     219
220  Weighted average interest rate for Series 1997-2                                                      5.93212%     220

                                                                                                    as of the end of
                                                                         for the relevant             the relevant
                                                                          Monthly Period             Monthly Period
                                                                         ----------------           -----------------

221  Series 1997-2 Investor Percentage with respect to Finance
     Charge Receivables                                                         18.11%      221(a)        16.93%       221(b)
222     Class A                                                                 13.86%      222(a)        12.95%       222(b)
223     Class B                                                                  1.54%      223(a)         1.44%       223(b)
224     Collateral Indebtedness Amount                                           1.62%      224(a)         1.51%       224(b)
225     Class D                                                                  1.10%      225(a)         1.03%       225(b)

226  Series 1997-2 Investor Percentage with respect to Principal
     Receivables                                                                18.11%      226(a)        16.93%       226(b)
227     Class A                                                                 13.86%      227(a)        12.95%       227(b)
228     Class B                                                                  1.54%      228(a)         1.44%       228(b)
229     Collateral Indebtedness Amount                                           1.62%      229(a)         1.51%       229(b)
230     Class D                                                                  1.10%      230(a)         1.03%       230(b)

231  Series 1997-2 Investor Percentage with respect to Allocable Amounts        18.11%      231(a)        16.93%       231(b)
232     Class A                                                                 13.86%      232(a)        12.95%       232(b)
233     Class B                                                                  1.54%      233(a)         1.44%       233(b)
234     Collateral Indebtedness Amount                                           1.62%      234(a)         1.51%       234(b)
235     Class D                                                                  1.10%      235(a)         1.03%       235(b)

                                                                                                                 Series 1997-2
------------------------------------------------------------------------------------------------------------------------------
                                              Series 1997-2 Investor Distributions
==============================================================================================================================
236  The sum of the daily allocations of collections of Principal Receivables for the
     relevant Monthly Period                                                                    $          -             236
237  Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                  $          -             237
238  Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                  $          -             238
239  Collateral Indebtedness Amount distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                        $          -             239
240  Class D distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                  $          -             240
241  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                           $       5.42             241
242  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                           $       5.58             242
243  Collateral Indebtedness Amount distribution attributable to interest per
     $1,000 of original principal amount                                                        $       2.01             243
244  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                           $          -             244
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                               $       1.67             245

------------------------------------------------------------------------------------------------------------------------------
                                             Collections Allocated to Series 1997-2
==============================================================================================================================

246  Series allocation of collections of Principal Receivables                                  $ 49,754,972             246
247  Class A                                                                                    $ 38,061,602             247
248  Class B                                                                                    $  4,229,067             248
249  Collateral Indebtedness Amount                                                             $  4,440,520             249
250  Class D                                                                                    $  3,023,783             250
251  Series allocation of collections of Finance Charge Receivables                             $  4,272,408             251
252  Class A                                                                                    $  3,268,310             252
253  Class B                                                                                    $    363,146             253
254  Collateral Indebtedness Amount                                                             $    381,303             254
255  Class D                                                                                    $    259,649             255

     Available Funds
     ---------------
256  Class A Available Funds                                                                    $  3,268,310             256
257  The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                                    $          -             257
258  Principal Investment Proceeds to be included in Class A Available Funds                    $          -             258
259  The amount of investment earnings on amounts held in the Reserve Account
     to be included in Class A Available funds                                                  $          -             259
260  Class B Available Funds                                                                    $    363,146             260
261  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                    $          -             261
262  Principal Investment Proceeds to be included in Class B Available Funds                    $          -             262
263  The amount of investment earnings on amounts held in the Reserve Account
     to be included in Class B Available funds                                                  $          -             263
264  Collateral Available Funds                                                                 $    381,303             264
265  Class D Available Funds                                                                    $    259,649             265

------------------------------------------------------------------------------------------------------------------------------
                                                   Application of Collections
==============================================================================================================================

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount
     of any Class A Monthly Interest previously due but not paid plus any additional            $    975,000             266
     interest with respect to interest amounts that were d00 but not paid on a prior
     Distribution date

                                                                                                                Series 1997-2
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                            $             -         267
268  Class A Allocable Amount                                                                   $       731,046         268
269  An amount to be included in the Excess Spread                                              $     1,562,264         269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any
     additional interest with respect to interest amounts that were due but not                 $       111,500         270
     paid on a prior Distribution date
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                            $             -         271
272  An amount to be included in the Excess Spread                                              $       251,646         272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Servicing fee for the related Distribution Date                                 $             -         273
274  An amount to be included in the Excess Spread                                              $       381,303         274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                            $             -         275
276  An amount to be included in the Excess Spread                                              $       259,649         276

277  Available Excess Spread                                                                    $     2,454,862         277
278  Available Shared Excess Finance Charge Collections                                         $             -         278
279  Total Cash Flow available for 1997-2 waterfall                                             $     2,454,862         279

280  Class A Required Amount is to be used to fund any deficiency in line 266,
     line 267 and line 268                                                                      $             -         280
281  The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                      $             -         281
282  Class B Required Amount to the extent attributable to line 270, and line 271               $             -         282
283  Class B Allocable Amount                                                                   $        81,227         283
284  Any remaining portion of the Class B Required Amount                                       $             -         284
285  An amount equal to any unreimbursed reductions of the Class B Investor Amount,
     if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal               $             -         285
     Collections: (iii) reallocations of the Class B Investor Amount to the Class
     A Investor Amount
286  Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously  due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                                 $        42,218         286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due for the relevant Monthly Period and not paid above                                     $       368,333         287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                          $             -         288

289  Collateral Allocable Amount                                                                $        85,289         289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
     due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)                 $             -         290
     reallocations of the CIA the Class A or Class B Investor Amount
291  The excess, if any, of the Required Cash Collateral Amount over the Available
     Collateral Amount                                                                          $             -         291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                        $        31,916         292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above               $        23,833         293
294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods                                                                                    $             -         294
295  Class D Allocable Amount                                                                   $        58,078         295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
     Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)                $             -         296
     reallocations of the Class D Investor Amount to the Class A or Class B Investor
     Amount or CIA
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                             $             -         297
298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
     in the Reserve Account                                                                     $             -         298
299  Shared Excess Finance Charge Collections                                                   $     1,763,968         299

                                                                                                            Series 1997-2
-------------------------------------------------------------------------------------------------------------------------
                                              Determination of Monthly Principal
=========================================================================================================================

  300    Class A Monthly Principal (the least of line#301, line#302 and line#208)                  $          -   300

  301    Available Principal Collections held in the Collection Account                            $ 49,754,972   301
  302    Class A Accumulation Amount                                                               $          -   302

  303    Class B Monthly Principal (the least of line#304, line#305 and line#209)
         (distributable only after payout of Class A)                                              $          -   303
  304    Available Principal Collections held in the Collection Account less
         portion of such Collections applied to Class A Monthly Principal                          $ 49,754,972   304
  305    Class B Accumulation Amount                                                               $          -   305

  306    Collateral Monthly Principal (prior to payout of Class B) (the least of
         line#307 and line#308)                                                                    $          -   306
  307    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
         Principal                                                                                 $ 49,754,972   307
  308    Enhancement Surplus                                                                       $          -   308

  309    Class D Monthly Principal                                                                 $          -   309
  310    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
         Monthly Principal                                                                         $ 49,754,972   310

-------------------------------------------------------------------------------------------------------------------------
                                               Available Enhancement Amount
=========================================================================================================================

  311    Available Enhancement Amount                                                              $ 35,300,000   311
  312    Amount on Deposit in the Cash Collateral Account                                          $          -   312

-------------------------------------------------------------------------------------------------------------------------
                        Reallocated Principal Collections
=========================================================================================================================

  313    Reallocated Principal Collections                                                         $          -   313
  314    Class D Principal Collections (to the extent needed to fund Required
         Amounts)                                                                                  $          -   314
  315    Collateral Principal Collections (to the extent needed to fund
         Required Amounts)                                                                         $          -   315
  316    Class B Principal Collections (to the extent needed to fund Required
         Amounts)                                                                                  $          -   316

--------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=========================================================================================================================
                                                                                  %                     Amount
                                                                                -------            ------------
  317    Series 1997-2 Default Amount                                           18.11%     317(a)  $    955,639   317(b)
  318    Class A Investor Default Amount                                        13.86%     318(a)  $    731,046   318(b)
  319    Class B Investor Default Amount                                        1.54%      319(a)  $     81,227   319(b)
  320    Collateral Default Amount                                              1.62%      320(a)  $     85,289   320(b)
  321    Class D Investor Default Amount                                        1.10%      321(a)  $     58,078   321(b)

  322    Series 1997-2 Adjustment Amount                                                           $          -   322
  323    Class A Adjustment Amount                                                                 $          -   323
  324    Class B Adjustment Amount                                                                 $          -   324
  325    Collateral Adjustment Amount                                                              $          -   325
  326    Class D Adjustment Amount                                                                 $          -   326

  327    Series 1997-2 Allocable Amount                                                            $    955,639   327
  328    Class A Allocable Amount                                                                  $    731,046   328
  329    Class B Allocable Amount                                                                  $     81,227   329
  330    Collateral Allocable Amount                                                               $     85,289   330
  331    Class D Allocable Amount                                                                  $     58,078   331
-------------------------------------------------------------------------------------------------------------------------
                                                       Required Amounts
=========================================================================================================================
  332    Class A Required Amount                                                                   $          -   332
  333    Class A Monthly Interest for current Distribution Date                                    $    975,000   333
  334    Class A Monthly Interest previously due but not paid                                      $          -   334
  335    Class A Additional Interest for prior Monthly Period or previously
         due but not paid                                                                          $          -   335
  336    Class A Allocable Amount for current Distribution Date                                    $          -   336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the
         Servicer                                                                                  $          -   337

                                                                                                                  Series 1997-2

338    Class B Required Amount                                                                             $       -        338
339    Class B Monthly Interest for current Distribution Date                                              $ 111,500        339
340    Class B Monthly Interest previously due but not paid                                                $       -        340
341    Class B Additional Interest for prior Monthly Period or previously due but not paid                 $       -        341
342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $       -        342
343    Excess of Class B Allocable Amount over funds available to make payments                            $       -        343

344    Collateral Required Amount                                                                          $       -        344
345    Collateral Monthly Interest for current Distribution Date                                           $  42,218        345
346    Collateral Monthly Interest previously due but not paid                                             $       -        346
347    Collateral Additional Interest for prior Monthly Period or previously due but not paid              $       -        347
348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $       -        348
349    Excess of Collateral Allocable Amount over funds available to make payments                         $       -        349

-------------------------------------------------------------------------------------------------------------------------------
                                                     Reduction of Investor Amounts
===============================================================================================================================

       Class A
       -------
350    Class A Investor Amount reduction                                                                   $       -        350
351    Class A Investor Charge Off                                                                         $       -        351
352    Reductions of the Class A Investor Amount                                                           $       -        352
       Class B
       -------
353    Class B Investor Amount reduction                                                                   $       -        353
354    Class B Investor Charge Off                                                                         $       -        354
355    Reductions of the Class B Investor Amount                                                           $       -        355
356    Reallocated Principal Collections applied to Class A                                                $       -        356
       Collateral
       ----------
357    Collateral Indebtedness Amount reduction                                                            $       -        357
358    Collateral Indebtedness Amount Charge Off                                                           $       -        358
359    Reductions of the Collateral Indebtedness Amount                                                    $       -        359
360    Reallocated Principal Collections applied to Class B                                                $       -        360
       Class D
       -------
361    Class D Investor Amount reduction                                                                   $       -        361
362    Class D Investor Charge Off                                                                         $       -        362
363    Reductions of the Class D Investor Amount                                                           $       -        363
364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                         $       -        364

-------------------------------------------------------------------------------------------------------------------------------
                                                             Servicing Fee
===============================================================================================================================

365    Series 1997-2 Servicing Fee                                                                         $ 392,167        365
366    Class A Servicing Fee                                                                               $ 300,000        366
367    Class B Servicing Fee                                                                               $  33,333        367
368    Collateral Servicing Fee                                                                            $  35,000        368
369    Class D Servicing Fee                                                                               $  23,833        369

-------------------------------------------------------------------------------------------------------------------------------
                                                             Reserve Account
===============================================================================================================================

370    Required Reserve Account Amount ( if applicable)                                                          N/A        370
371    Reserve Account Reinvestment Rate (if applicable)                                                         N/A        371
372    Reserve Account balance                                                                             $       -        372

373    Accumulation Period Length                                                                           2 months        373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2002.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------


       Name:  Scott A. Honnold
       Title: Vice President and Treasurer